NINE WEST FUNDING CORPORATION,
                              Transferor


                         NINE WEST GROUP INC.,
                               Servicer


                                  and

                         THE BANK OF NEW YORK
                   Not in its individual capacity,
                  but solely as Trustee of the Nine
                 West Trade Receivables Master Trust


             AMENDED AND RESTATED SERIES 1995-1 SUPPLEMENT

                       Dated as of July 31, 1998

                                  to

                    POOLING AND SERVICING AGREEMENT

                     Dated as of December 28, 1995


               NINE WEST TRADE RECEIVABLES MASTER TRUST



                  AMENDED AND RESTATED FLOATING RATE
                  RECEIVABLES BACKED CERTIFICATES,
                             SERIES 1995-1







                         TABLE OF CONTENTS

                                                               Page
                            ARTICLE I
                 The Series 1995-1 Certificates

   SECTION 1.01.  Designation. . . . . . . . . . . . . . . . . . 2
   SECTION 1.02.  Definitions. . . . . . . . . . . . . . . . . . 2
   SECTION 1.03.  Other Definitional Provisions. . . . . . . . .13
   SECTION 1.04. Conditions Precedent to the Effectiveness of this Amended and Restated Series Supplement
                  Agreement. . . . . . . . . . . . . . . . . . .15

                            ARTICLE II
                        Additional Covenants

   SECTION 2.01.  Covenants of the Servicer. . . . . . . . . . .17

                            ARTICLE III
                           Servicing Fee

   SECTION 3.01.  Servicing Compensation . . . . . . . . . . . .18

                             ARTICLE IV
           Rights of Series 1995-1 Certificateholders and
             Allocation and Application of Collections

   SECTION 4.01.  Establishment of Series Accounts . . . . . . .18
   SECTION 4.02.  Settlement Procedures. . . . . . . . . . . . .21
   SECTION 4.03.  New Issuances. . . . . . . . . . . . . . . . .26

                             ARTICLE V
                    Distributions and Reports to
                  Series 1995-1 Certificateholders

   SECTION 5.01.  Distributions. . . . . . . . . . . . . . . . .26
   SECTION 5.02.  Annual Certificateholders' Statement . . . . .30

                             ARTICLE VI
              Series 1995-1 Early Amortization Events

   SECTION 6.01.  Series 1995-1 Early Amortization Events. . . .31

                            ARTICLE VII
                      Miscellaneous Provisions

   SECTION 7.01.  Ratification of Agreement. . . . . . . . . . .32
   SECTION 7.02.  Counterparts . . . . . . . . . . . . . . . . .32
   SECTION 7.03.  Governing Law; Jurisdiction; Service of
                  Process. . . . . . . . . . . . . . . . . . . .32
   SECTION 7.04.  Appointment of Successor Servicer. . . . . . .33
   SECTION 7.05.  The Trustee. . . . . . . . . . . . . . . . . .33
   SECTION 7.06.  Assignment by CRC and the Liquidity
                  Provider . . . . . . . . . . . . . . . . . . .33
   SECTION 7.07.  No Assignability by Transferor or
                  Servicer . . . . . . . . . . . . . . . . . . .35
   SECTION 7.08.  Amendments and Waivers . . . . . . . . . . . .35
   SECTION 7.09.  Indemnification of the Trustee, the Trust and
                  the Investor Certificateholders. . . . . . . .36
   SECTION 7.10.  Servicer Indemnification . . . . . . . . . . .38
   SECTION 7.11.  Additional Reporting Requirements. . . . . . .40
   SECTION 7.12.  Effect on Original Series 1995-1 Supplement. .40


         THIS AMENDED AND RESTATED SERIES 1995-1 SUPPLEMENT, dated as of July 31, 1998 (this "SERIES SUPPLEMENT"), amends and restates that certain Series 1995-1 Supplement, dated as of December 28, 1995, entered into among NINE WEST FUNDING CORPORATION, a Delaware special purpose corporation, as Transferor (the "TRANSFEROR"), NINE WEST GROUP INC., a Delaware corporation, as Servicer (the "SERVICER"), and The Bank of New York, a New York banking corporation, as Trustee (the "TRUSTEE").

                         PRELIMINARY STATEMENT

         WHEREAS, the parties hereto previously entered into that certain Series 1995-1 Supplement dated as of December 28, 1995 (the "ORIGINAL SERIES 1995-1 SUPPLEMENT") which, among other things, sets forth the terms of Series 1995-1 as required by Section 6.08 of the Pooling and Servicing Agreement, dated as of December 28, 1995 (as amended, restated, supplemented and otherwise modified from time to time, the "Agreement") to provide for the issuance, authentication and delivery of the Floating Rate Receivables Backed Certificates, Series 1995-1, Class A (the "CLASS A CERTIFICATES") and the Floating Rate Receivables Backed Certificates, Series 1995-1, Class B (the "CLASS B CERTIFICATES");

         WHEREAS, the parties hereto desire to amend and restate, in their entirety (i) the Class A Certificates (as so amended and restated, the "CERTIFICATES" or the "SERIES 1995-1 CERTIFICATES") and (ii) together with the other parties thereto, the Class A Certificate Purchase Agreement, dated as of December 28, 1995, among the Transferor as seller, CRC as purchaser, the financial institutions parties thereto as Liquidity Providers, the Program Agent and the Trustee (as so amended and restated, the "CERTIFICATE PURCHASE AGREEMENT");

         WHEREAS, the parties hereto desire to repay and terminate, in their entirety (i) the Class B Certificates, and (ii) the Class B Certificate Purchase Agreement, dated as of December 28, 1995, among the Transferor as seller, the financial institutions parties thereto as "Purchasers", the Program Agent and the Trustee (the "CLASS B CERTIFICATE PURCHASE AGREEMENT"), in each case pursuant to the Termination Agreement dated as of July 31, 1998, among the parties to the Class B Certificate Purchase Agreement (the "TERMINATION AGREEMENT");

         WHEREAS, in furtherance of the foregoing desired amendments, restatements and terminations, the parties hereto now wish to enter into this Series Supplement in order to amend and restate the Original Series 1995-1 Supplement and the terms of the Class A Certificates as of the Effective Restatement Date.

                               ARTICLE I

                    THE SERIES 1995-1 CERTIFICATES

         SECTION 1.01. DESIGNATION. (a) On and after the Effective Restatement Date, after giving effect to the amendment and restatement of the Class A Certificates and the termination of the Class B Certificates, the "Series 1995-1 Certificates" shall be designated generally as Floating Rate Receivables Backed Certificates, Series 1995-1.

         (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

         SECTION 1.02. DEFINITIONS. (a) Whenever used in this Series Supplement the following words and phrases shall have the following meanings.

         "ADJUSTED EURODOLLAR RATE" has the meaning assigned to such term in the Certificate Purchase Agreement.

         "ALTERNATE BASE RATE" shall mean a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of:

             (i) the rate of interest announced publicly by the Reference Bank in New York, New York, from time to time as the Reference Bank's base rate; or

             (ii) 0.50% per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Banking Day on the next succeeding Banking Day) for the three-week period ending on the previous Friday by the Reference Bank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York in Federal Reserve Statistical Release H.15(519) or, if such publication shall be suspended or terminated, on the basis of quotations for the latest three-week average of secondary market morning offering rates received by the Reference Bank from three New York certificate of deposit dealers of recognized standing selected by the Reference Bank, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; or

             (iii) 0.50% per annum above the Federal Funds Rate.

         "AMORTIZATION DATE" shall mean September 30, 2000.

         "ASSIGNEE RATE" shall mean an interest rate per annum equal to the Adjusted Eurodollar Rate PLUS 0.50%; PROVIDED, HOWEVER, that (i) if it shall become unlawful for the Reference Bank to obtain funds in the London interbank market in order to purchase, fund or maintain any Increase hereunder, or deposits in dollars (in the applicable amounts) are not being offered by the Reference Bank in the London interbank market, then the "Assignee Rate" shall be the Alternate Base Rate in effect from time to time; (ii) if the date of an Increase requested under the Certificate Purchase Agreement is not the last day of an Interest Period, the "Assignee Rate" applicable to the portion of the Invested Amount consisting of such Increase shall be the Alternate Base Rate in effect from time to time until the end of the then applicable Interest Period; and (iii) following the occurrence and during the continuation of an Early Amortization Period, the "Assignee Rate" shall be the applicable interest rate per annum determined pursuant to provisions set forth above plus 1.0% per annum.

         "BANKING DAY" shall have the meaning assigned to such term in the Agreement; PROVIDED, HOWEVER, that if this definition of "Banking Day" is utilized in connection with the Adjusted Eurodollar Rate (as set forth in the Certificate Purchase Agreement), "Banking Day" shall mean any day other than a Saturday or Sunday on which dealings are carried out in the London interbank market and banks are open for business in London and are not required or authorized to close in New York, New York.

         "BREAKAGE COSTS" shall mean, for each Interest Period during which the Invested Amount is reduced, the amount, if any, by which (i) the additional interest at the Certificate Rate (calculated without taking into account any Breakage Costs), which would have accrued on the reduction of the Invested Amount or, with respect to each Liquidity Provider, its pro rata portion of such reduction of the Invested Amount during such Interest Period (as so computed) if such reduction had remained as Invested Amount through the last day of the Interest Period exceeds (ii) the income, if any, received by CRC or a Liquidity Provider funding such Invested Amount or its pro rata portion of such Invested Amount from CRC's or such Liquidity Provider's investing the proceeds of such reductions of Invested Amount.

         "BUSINESS DAY" shall mean a Banking Day other than a day on which the corporate chief executive office of Nine West is closed for business pursuant to a regularly scheduled closing date for Nine West, which closing date is notified in writing to the Program Agent no later than 60 days prior to the occurrence thereof.

         "CAPITALIZED INTEREST" means the principal amount of any CP Notes issued or other funding obtained by CRC at any time to pay any interest or discount on (i) CP Notes or (ii) other funding of CRC allocated to the funding or maintenance of the Invested Amount.

         "CERTIFICATE PURCHASE AGREEMENT" shall mean the Amended and Restated Series 1995-1 Certificate Purchase Agreement, dated as of July 31, 1998, among the Transferor, as seller, CRC, as purchaser, the financial institutions parties thereto as Liquidity Providers, the Program Agent and the Trustee, on behalf of the Trust.

         "CERTIFICATE RATE" shall mean, with respect to any Interest Period and the related Collection Period (a) unless the Program Agent notifies the Transferor and the Servicer that the Invested Amount, or a portion thereof, will not be funded by the issuance of CP Notes, the CP Rate; or (b) to the extent the Program Agent has provided notice to the Transferor and the Servicer that funding with respect to the Series 1995-1 Certificates is not being provided by the issuance of CP Notes, a per annum rate equal to the Assignee Rate.

         "CLOSING DATE" shall mean December 29, 1995.

         "COLLECTION PERIOD" shall mean, with respect to any Distribution Date, the Accounting Period (or, in the case of the Accounting Period in which the Closing Date occurs, the portion of such Accounting Period following the Closing Date) immediately preceding the Accounting Period in which such Distribution Date occurs.

         "CONCENTRATION LIMIT" shall mean, with respect to the following types of Receivables and the Series 1995-1 Certificate, the amounts set forth as follows: (a) Receivables of any single Obligor having an indebtedness rating of at least "A-1" by Standard & Poor's or its equivalent, 100% of the Loss and Dilution Reserve; (b) Receivables of any single Obligor having an indebtedness rating of below "A-1" or its equivalent, but at least "A-2" by Standard & Poor's or its equivalent, 50% of the Loss and Dilution Reserve; (c) Receivables of any single Obligor having an indebtedness rating of below "A-2" or its equivalent, but at least "A-3" by Standard & Poor's or its equivalent, the lesser of (i) 10% of the Invested Amount and (ii) 50% of the Loss and Dilution Reserve; and (d) Receivables of any other single Obligor, the lesser of (i) 5% of the Invested Amount and (ii) 25% of the Loss and Dilution Reserve; PROVIDED, HOWEVER, that Receivables of Federated Department Stores, Inc., together with any of its "Affiliates" (as such term is defined in the next succeeding sentence) shall have a "Concentration Limit" of the greater of
(x) 15.0% of the aggregate Outstanding Balance of Eligible Receivables, and
(y) 50% of the Loss and Dilution Reserve. For the purposes of this defined term "Concentration Limit", each reference herein to a "single Obligor" shall include all other Obligors which are "Affiliates" of such Obligor, treating each reference in the definition of the term "Affiliates" to 5% as if it were, instead, a reference to 50%.

         "CP NOTE" shall mean any commercial paper note issued by CRC.

         "CP RATE" shall mean, with respect to CRC for each Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by CRC from time to time as interest on or otherwise with respect to those CP Notes issued by CRC that are allocated, in whole or in part, by CRC to fund the purchase or maintenance of the Invested Amount during such Interest Period, as determined by CRC and reported to the Transferor and the Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers with respect to such CP Notes; PROVIDED, HOWEVER, that if any component of such rate is a discount rate, in calculating the "CP Rate" for such Interest Period, CRC shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.

         "CRC" shall mean Corporate Receivables Corporation, a corporation organized and existing under the laws of the State of California, and any successor or assign of CRC that is an Eligible Assignee and that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.

         "CURE ACCOUNT" shall have the meaning specified in Section 4.01(c).

         "DEBT SERVICE AMOUNT" shall mean, as of any Interest Payment Date relating to a Collection Period, an amount equal to the aggregate amount of interest with respect to the Invested Amount which has accrued during the Interest Period relating to such Collection Period and remains unpaid (including, without limitation, Capitalized Interest arising during such Interest Period, if any, and any interest thereon). The accrued interest for the Invested Amount for each Interest Period used in computing the Debt Service Amount for such Collection Period shall be determined by the Program Agent based upon the actual number of days in such Interest Period, the Invested Amount outstanding and the Certificate Rate in effect on each day in such Interest Period, and a year consisting of 360 days, and the Program Agent shall give notice thereof to the Transferor and the Servicer at least two Banking Days prior to the Interest Payment Date relating to such Collection Period.

         "DAILY REPORT" shall mean an Officer's Certificate of the Servicer substantially in the form of Exhibit E to the Agreement.

         "DEFAULT RATIO" shall be, as of any date, equal to the average of the ratios (each expressed as a percentage) for each of the three most recently ended Accounting Periods of (i) aggregate Receivables that were 151-180 days past due at the end of each such Accounting Period plus Receivables which were charged off as uncollectible during such Accounting Period to (ii) aggregate Receivables that were acquired by the Trust during the seventh Accounting Period preceding such date.

         "DETERMINATION DATE CERTIFICATE" shall mean, with respect to each Accounting Period, the certificate prepared by the Servicer, substantially in the form of Exhibit C hereto.

         "DILUTION RATIO" shall mean, as of any date, the average of the ratios (each expressed as a percentage) for each of the six most recently ended Accounting Periods of (i) the aggregate Outstanding Balance of Receivables that were Diluted Receivables at the end of the most recently ended Accounting Period to (ii) the aggregate Outstanding Balance of all Receivables acquired by the Trust during the third Accounting Period next preceding the commencement of such Accounting Period.

         "DILUTION VOLATILITY FACTOR" shall mean, as of any date, a percentage equal to the product of (a) the amount by which (i) the highest Dilution Ratio during the most recently ended period of 12 Accounting Periods exceeds (ii) the average of the Dilution Ratios during such period and (b)(i) the highest Dilution Ratio during such period divided by (ii) the average of the Dilution Ratios during such period.

         "DYNAMIC LOSS AND DILUTION RESERVE PERCENTAGE" shall mean, as of any date, the sum of (a) the product of (i) 2.0 times (ii) the average Dilution Ratio during the preceding 12 Accounting Periods times (iii) a fraction the numerator of which is the total sales for the past three Accounting Periods and the denominator of which is the aggregate Outstanding Balance of Eligible Receivables as of the end of the most recently ended Accounting Period, plus
(b) the product of the Dilution Volatility Factor times the fraction specified in clause (a)(iii) above, plus (c) the product of (i) 2.0 times (ii) the highest Default Ratio during the preceding 12 Accounting Periods times (iii) a fraction the numerator of which is the total sales for the past four Accounting Periods and the denominator of which is the aggregate outstanding balance of Eligible Receivables as of the end of the most recently ended Accounting Period times (iv) a fraction the numerator of which is 18 if the Weighted Average Term is less than 31 days, 19.4 if the Weighted Average Term is greater than or equal to 31 days but less than 41 days, 20.9 if the Weighted Average Term is greater than or equal to 41 days but less than 51 days, 22.5 if the Weighted Average Term is greater than or equal to 51 days but less than 61 days, or 24 if the Weighted Average Term is greater than or equal to 61 days, and the denominator of which is 18.

         "EARLY AMORTIZATION EVENT" shall mean any Trust Early Amortization Event specified in Section 9.01 of the Agreement, together with any Series 1995-1 Early Amortization Event specified in Section 6.01 of this Series Supplement.

         "EFFECTIVE RESTATEMENT DATE" shall mean the date on which the conditions precedent specified in SECTION 1.04 shall have been satisfied.

         "ELIGIBLE ASSIGNEE" shall mean a Person which certifies to the Trustee, the Transferor and the Servicer that it (i) is a receivables investment company which customarily issues commercial paper to fund its acquisition and maintenance of receivables or a bank, insurance company or other financial institution, and (ii) has a short-term debt rating or short-term certificate of deposit rating of at least A-1 from Standard & Poor's or at least P-1 from Moody's, or, if such Person does not have a short-term debt rating or short-term certificate of deposit rating, a long-term senior debt rating of at least A from Standard & Poor's or A2 from Moody's; PROVIDED that if such Person is an insurance, bonding or surety company which does not have a certificate of deposit rating or a debt rating, such Person has a claims paying rating or a surety rating of at least A from Standard & Poor's or A2 from Moody's; PROVIDED, FURTHER, in any case, if such Person is rated by both Standard & Poor's and Moody's, it must have the prescribed minimum ratings from both Standard & Poor's and Moody's.

         "ESCROW ACCOUNT" shall have the meaning specified in Section
4.01(d).

         "ESCROW AMOUNT" shall mean, on any day during an Early Amortization Period or the Amortization Period, the amount equal to the excess, if any, of
(a) the product of (i) the Series 1995-1 Floating Allocation Percentage (as calculated on the last day of the Revolving Period) TIMES (ii) Collections deposited to the Concentration Account on such day, over (b) the product of
(i) the Fixed Allocation Percentage (calculated on the last day of the Revolving Period) TIMES (ii) Collections deposited to the Concentration Account on such day.

         "ESCROW PAYMENT" shall mean as of any Distribution Date during an Early Amortization Period or the Amortization Period, to the extent funds are available therefor in the Escrow Account an amount equal to the sum of (a) the aggregate Outstanding Balance of Receivables that became Diluted Receivables or Defaulted Receivables or as to which payment had not been received on the due date specified on the records of the Servicer (in each case as indicated on the records of the Servicer and reflected on the Daily Report for such day and the Determination Date Certificate) since the preceding Distribution Date (or in the case of the first Distribution Date during such Early Amortization Period or Amortization Period, Receivables that are Diluted Receivables, Defaulted Receivables or are past due (as described above) on such first Distribution Date), PLUS (b) the aggregate principal balance of Receivables that were Diluted Receivables, Defaulted Receivables or were past due (as described above) on the preceding Distribution Date and for which funds in the Escrow Account on such Distribution Date were insufficient to make an Escrow Payment, PLUS (c) an amount equal to the sum of the amounts payable to the Series 1995-1 Certificateholder, the Trustee, the Servicer and the Program Agent pursuant to Section 5.01(b) (other than subclause(ii) of Section 5.01(b)(y)) on such Distribution Date.

         "FACILITY FEE" shall have the meaning specified in the Fee Letter.

         "FEE LETTER" shall mean that certain amended and restated fee letter dated as of the date of the Certificate Purchase Agreement between the Transferor and the Program Agent, as the same may be amended, restated or modified from time to time in accordance with the terms thereof.

         "FIXED ALLOCATION PERCENTAGE" shall mean the fraction, calculated on the last day of the Revolving Period, the numerator of which is the Series 1995-1 Invested Amount (computed as if reduced by (A) the amount of Cure Funds held in the Cure Account for Series 1995-1 at such time and (b) the cumulative amount of funds held at such time in the Concentration Account allocated to the Series 1995-1 Partial Amortization Amount), and the denominator of which is the Net Receivables Balance.

         "INCREASE" shall mean the amount of each increase in the Invested Amount funded by the issuance of CP Notes or by the Liquidity Providers and paid to the Transferor by the Program Agent pursuant to the terms of the Certificate Purchase Agreement.

         "INTEREST PAYMENT DATE" shall mean, with respect to each Interest Period and the related Collection Period

         (a) if the Certificate Rate for such Interest Period is determined by reference to the CP Rate, the second Banking Day following the last day of such Interest Period and

         (b) if the Certificate Rate for such Interest Period is not determined by reference to the CP Rate, the last day of such Interest Period.


         "INTEREST PERIOD" shall mean

         (a) if the Certificate Rate for such Interest Period is determined by reference to the CP Rate, initially, the period beginning on the Closing Date and ending on the last day of the month in which the Closing Date occurs and, thereafter, shall mean the period beginning on the day following the last day of the immediately preceding Interest Period and ending on the last day of the month next succeeding such immediately preceding Interest Period; and

         (b) if the Certificate Rate for such Interest Period is not determined by reference to the CP Rate, initially, the period beginning on the Closing Date and ending on the second Banking Day following the last day of the month in which the Closing Date occurs and, thereafter, shall mean the period beginning on the day following the last day of the immediately preceding Interest Period and ending on the second Banking Day following the last day of the month in which such Interest Period began.

Notwithstanding the foregoing, each Interest Period to occur during the Early Amortization Period shall be of a duration selected by the Program Agent.


         "INVESTED AMOUNT" shall mean, when used with respect to any date, an amount equal to (a) $57,426,134.00 [initial Invested Amount on the Closing Date] plus (b) the aggregate amount of Increases made under the Certificates after the Closing Date minus (c) the aggregate amount of Series 1995-1 Investor Collections received and distributed to the Series 1995-1 Certificateholders in reduction of the Invested Amount from time to time on or prior to such date; PROVIDED, HOWEVER, that the "Invested Amount" shall not be reduced by any amount of Series 1995-1 Investor Collections so received and distributed if at any time such distribution of such amount of Series 1995-1 Investor Collections is rescinded or must otherwise be returned for any reason; and PROVIDED, FURTHER, that, on any date of determination, the Invested Amount shall not exceed the Purchase Limit. For purposes of the Agreement, the "Invested Amount" hereunder shall be deemed to be the "Class A Invested Amount" for Series 1995-1.

         "LIQUIDITY PROVIDERS" shall mean any liquidity providers specified in the Certificate Purchase Agreement and any of their successors and assigns that are Eligible Assignees.

         "LOSS AND DILUTION RESERVE PERCENTAGE" shall mean, as of any date, the greater of (a) the Specified Loss and Dilution Reserve Percentage and (b) the Dynamic Loss and Dilution Reserve Percentage.

         "LOSS TO LIQUIDATION RATIO" shall mean, as of any date, the ratio (expressed as a percentage) calculated by dividing (a) the aggregate Outstanding Balance of all Receivables written off as uncollectible in accordance with the Credit Policy and Procedures Manual by the Servicer during the Accounting Period then most recently ended by (b) the aggregate amount of Collections during such Accounting Period.

         "MONTHLY TRUST EXPENSE AMOUNT" shall mean, with respect to any Collection Period, the sum of (a) expenses of the Trustee incurred during such Collection Period (which expenses shall not exceed $200.00 during any single calendar year at any time during the Revolving Period), plus (b) the Series Trustee's Fee, plus (c) the Series Servicing Fee, plus (d) Service Transfer expenses, if any, incurred during such Collection Period.

         "OTHER FEES" shall have the meaning specified in the Fee Letter.

         "PROGRAM AGENT" shall mean Citicorp North America, Inc., in its capacity as agent for CRC and the Liquidity Providers under the Series 1995-1.

         "PROGRAM FEE" shall have the meaning specified in the Fee Letter.

         "PURCHASE LIMIT" shall mean $132,000,000 or such lesser amount as may be mutually agreed upon by the Program Agent and the Transferor pursuant to the Certificate Purchase Agreement.

         "PURCHASER FEES" shall mean, with respect to any Collection Period, the Program Fee for such Collection Period, the Facility Fee for such Collection Period, the Other Fees for such Collection Period, and all other fees and expenses payable to any of CRC or the Liquidity Providers and incurred during such Collection Period, including, without limitation, increased costs, indemnities and Breakage Costs.

         "REFERENCE BANK" shall mean, for purposes of determining the Alternate Base Rate and the Certificate Rate, Citibank, N.A., a national banking association, or its successors and assigns.

         "REVOLVING PERIOD" shall mean the period beginning on the Closing Date and terminating on the earliest of (a) the close of business on the Business Day immediately preceding the Amortization Date and (b) the close of business on the day on which any Early Amortization Event shall occur.

         "SERIES 1995-1 ACCOUNTS" shall have the meaning specified in Section 4.01(e).

         "SERIES 1995-1 CERTIFICATEHOLDERS" means the Holder or Holders, from time to time, of the Series 1995-1 Certificates.

         "SERIES 1995-1 CERTIFICATES" shall mean the Amended and Restated Floating Rate Receivables Backed Certificates, Series 1995-1 issued pursuant to this Series Supplement.

         "SERIES 1995-1 DISCOUNT AMOUNT" shall mean with respect to any Interest Period and the related Collection Period, an amount equal to the sum of (a) the sum of (i) the amount of Debt Service Amount accrued on the Invested Amount payable on the Interest Payment Date for such Interest Period (the Invested Amount not being reduced by the amount of Cure Funds held in the Cure Account at such time, or by the cumulative amount of funds held in the Concentration Account at such time allocated to the Series 1995-1 Partial Amortization Amount) PLUS (ii) interest accrued on unpaid amounts of the Debt Service Amount at the applicable rates due and payable on such Interest Payment Date, PLUS (b) the Monthly Trust Expense Amount for such Collection Period, PLUS (c) the sum of the Purchaser Fees payable on the Distribution Date with respect to such Collection Period; PROVIDED, that for purposes of allocating Collections to the Series 1995-1 Discount Amount pursuant to
SECTION 4.02, the foregoing calculation shall be subject to the following: (A) if the Certificate Rate is being calculated for an Interest Period by reference to the CP Rate, the Certificate Rate for such Interest Period shall be equal to the sum of (x) the Certificate Rate applicable to the immediately preceding Interest Period and (y) 1.50% (or such other higher rate as may actually accrue on the outstanding Invested Amount during an Interest Period and as notified in writing to the Servicer and the Trustee by the Program Agent), and (B) the portion of the Monthly Trust Expense Amount constituting expenses of the Trustee shall equal the product of the Series Allocation Percentage for Series 1995-1 TIMES $5,000. Notwithstanding anything in the foregoing to the contrary, the "Series 1995-1 Discount Amount" shall be increased, for all purposes under this Series Supplement, under the Agreement and under the Certificate Purchase Agreement, to reflect the making of any Increase to the Invested Amount during any applicable Collection Period.

         "SERIES 1995-1 EARLY AMORTIZATION EVENT" shall have the meaning specified in Section 6.01.

         "SERIES 1995-1 FLOATING ALLOCATION PERCENTAGE" shall mean at any time, a fraction, the numerator of which is the sum of (a) the Invested Amount (computed as if reduced by (i) the amount of Cure Funds held in the Cure Account for Series 1995-1 at such time and by (ii) the cumulative amount of funds held at such time in the Concentration Account allocated to the Series 1995-1 Partial Amortization Amount) plus (b) the Series 1995-1 Yield/Fee Reserve plus (c) the Series 1995-1 Loss and Dilution Reserve, and as the denominator, the Net Receivables Balance. The Floating Allocation Percentage is calculated on each Business Day during the Revolving Period, and during a Partial Amortization Period, Cure Period or the Amortization Period, remains fixed at the percentage calculated at the close of business on the last Business Day prior to such Partial Amortization Period, Cure Period or the Amortization Period.

         "SERIES 1995-1 INVESTOR COLLECTIONS" shall mean, as of any date, that portion of the Collections deposited to the Concentration Account on such date equal to the product of (A) the Series 1995-1 Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections.

         "SERIES 1995-1 LOSS AND DILUTION RESERVE" or "LDR" shall mean, as of any date, an amount equal to:

         LDR =     (IA + YR) x LDRP

where,

    IA   =   Invested Amount (computed as if reduced by the amount of Cure
             Funds held in the Cure Account at such time and the cumulative amount of funds held in the Concentration Account at such time allocated to the Series 1995-1 Partial Amortization Amount)

    YR   =   Series 1995-1 Yield/Fee Reserve

    LDRP =   Loss and Dilution Reserve Percentage



         "SERIES 1995-1 PARTIAL AMORTIZATION AMOUNT" shall mean the product of (i) the Series Allocation Percentage for Series 1995-1 times (ii) the Trust Partial Amortization Amount.

         "SERIES 1995-1 TRUSTEE'S ACCOUNT" shall mean the account established pursuant to Section 4.01(a) of this Series Supplement.

         "SERIES 1995-1 YIELD/FEE RESERVE" shall mean, as of any date, the product of (a) the Turnover Rate for such date multiplied by (b) the Series 1995-1 Discount Amount with respect to the Collection Period in which such date occurs; PROVIDED that for the purpose of calculating the Series 1995-1 Yield/Fee Reserve, the Series 1995-1 Discount Amount shall be deemed to include (a) Trustee's expenses equal to one twelfth the product of the Series Allocation Percentage for Series 1995-1 times $5,000, and (b) the Series Servicing Fee calculated on the basis of a rate of 1.00% per annum.

         "SERIES SERVICING FEE" shall have the meaning specified in
Section 3.01.

         "SERIES TRUSTEE'S FEE" shall mean the product of (a) the Trustee's Fee and (b) the Series Allocation Percentage with respect to Series 1995-1.

         "SPECIFIED LOSS AND DILUTION RESERVE PERCENTAGE" shall mean the sum of (a) 20.0% plus (b) the product of (i) the average Dilution Ratio during the preceding 6 Accounting Periods times (ii) a fraction (stated as a percentage) the numerator of which is the total sales for the past three Accounting Periods and the denominator of which is the aggregate Outstanding Balance of Eligible Receivables as of the end of the most recently ended Accounting Period.

         "TERMINATION DATE" shall mean the date of payment in full to all of the Series 1995-1 Certificateholders of the Invested Amount, all accrued and unpaid interest thereon and any other amounts due the Series 1995-1 Certificateholders under the Transaction Documents, payment in full to the Servicer of the Series Servicing Fee, and payment in full to the Trustee of the Series Trustee's Fee.

         "TURNOVER RATE" is, as of any date, the highest average for any of the six most recently ended Accounting Periods of the average of the fractions (each stated as a percentage) for the three then most recently-ended Accounting Periods, the numerator of which is equal to the Net Receivables Balance as of the end of each such Accounting Period and the denominator of which is the amount of Receivables acquired by the Trust during each such Accounting Period.

         "UNDIVIDED FRACTIONAL INTEREST" shall mean the undivided fractional interest in the Invested Amount to which a Holder of a Series 1995-1 Certificate is entitled, as applicable, the numerator being the principal amount of such Series 1995-1 Certificate held by such Holder at the time of determination and the denominator being the Invested Amount at such time.



         SECTION 1.03.    OTHER DEFINITIONAL PROVISIONS.

         (a) All terms defined in this Series Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. Each capitalized term defined herein shall relate only to the Series 1995-1 Certificates and not to any other Series of Certificates issued by the Trust.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

         (d) Whenever the term "including" (whether this term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Series Supplement in connection with a listing of items without a particular classification, that listing will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

         (e) In computing periods from a specified date to a later specified date, when precise times of day are not stated, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to but excluding."

         (f) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Each gender-specific term used in this Series Supplement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

         (g) Notwithstanding anything to the contrary in the Agreement, Series Supplement, unless there is then outstanding one or more Series, or any Class of a Series, of Investor Certificates rated in the highest investment category by Standard & Poor's, no action which would be subject to the Rating Agency Condition or which would otherwise require Rating Agency consent pursuant to the terms of the Agreement or this Series Supplement with respect to one or more Series, or any Class of a Series, of Investor Certificates, shall be taken unless the Program Agent shall have first consented in writing to such action; PROVIDED, HOWEVER, that nothing in this PARAGRAPH shall be deemed to require the consent of the Program Agent to the issuance of any Series, or any Class of a Series, of Investor Certificates rated in the highest investment category by Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1995-1, "highest investment category" shall mean AAA.

         SECTION 1.04. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS SERIES SUPPLEMENT. The Original 1995-1 Series Supplement shall be amended and restated hereby, in its entirety, effective upon the occurrence of each of the following:

         (a) receipt by the Trustee and the Program Agent of counterpart signature copies of this Series Supplement, duly executed by each of the parties hereto;

         (b) receipt by the Trustee and the Program Agent of counterpart signature copies of each of the Certificate Purchase Agreement and the Termination Agreement, in each case duly executed by each of the parties thereto;

         (c) receipt by the Trustee and the Program Agent of an Officer's Certificate in the form set forth in Exhibit D to the Certificate Purchase Agreement, duly executed by an authorized officer of each of the Transferor and the Servicer;

         (d) receipt by the Program Agent of a Notice of Increase duly executed by an authorized officer of the Transferor requesting an Increase under the Certificate Purchase Agreement of $41,500,000.00;

         (e) receipt by the Trustee of surrendered originals of each of the Class A Certificate and the Class B Certificate, in each case marked "canceled";

         (f) due authentication by the Trustee of the original of the Certificate, duly executed by the Transferor, and receipt by the Program Agent of the same;

         (g) receipt by the Liquidity Providers of all fees and expenses due and payable on or prior to the Effective Restatement Date under the Fee Letter;

         (h) receipt by the Trustee and the Program Agent of the opinion of General Counsel to Nine West Group Inc. and the Transferor as to various matters, including (a) the authorization, due execution and delivery by Nine West Group Inc., the Transferor and the Servicer of the documents respectively executed by them in connection with the transactions contemplated to take place on or prior to the Effective Restatement Date (the "RESTATEMENT DOCUMENTS") and (b) no conflict with other agreements and documents binding upon Nine West Group Inc., the Transferor and the Servicer and such other matters as may be requested by the Trustee and the Program Agent, satisfactory in form and substance to the Trustee and the Program Agent;

         (i) receipt by the Trustee and the Program Agent of the opinion(s) of counsel to the Transferor, Nine West Group Inc. and the Servicer as to various matters, including (a) the perfection and priority of the security interests granted pursuant to the Transaction Documents, satisfactory in form and substance to the Trustee and the Program Agent and (b) the enforceability against Nine West Group Inc., the Transferor and the Servicer of the Restatement Documents respectively executed by them and such other matters as may be requested by the Trustee and the Program Agent, satisfactory in form and substance to the Trustee and the Program Agent;

         (j) receipt by the Trustee and the Program Agent of the opinion of counsel to the Transferor, Nine West and the Servicer with regard to non-consolidation matters, in form and substance satisfactory to the Trustee and the Program Agent;

         (k) receipt by the Program Agent of good standing certificates for each of the Transferor and the Servicer issued by the Secretaries of State of the States of Delaware, Missouri and New York;

         (l) receipt by the Program Agent of the certificates of incorporation for each of the Transferor and the Servicer certified by the Secretary of State of the State of Delaware;

         (m) receipt by the Program Agent of a certificate of the Secretary or Assistant Secretary of the Transferor certifying (i) the names and signatures of certain officers of the Transferor, (ii) that the copy of the certificate of incorporation of the Transferor attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the by-laws of the Transferor attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) that the copy attached thereto of certain resolutions of the Transferor's directors, approving and authorizing, among other things, the execution and delivery of this Series Supplement and all other agreements, documents and instruments delivered by or on behalf of the Transferor, is a true and complete copy thereof and that such resolutions have not been amended, modified or otherwise supplemented and are in full force and effect as of the date of such certificate; and

         (n) receipt by the Program Agent of a certificate of the Secretary or Assistant Secretary of the Servicer certifying (i) the names and signatures of certain officers of the Servicer, (ii) that the copy of the certificate of incorporation of the Servicer attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the by-laws of the Servicer attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) that the copy attached thereto of certain resolutions of the Servicer's directors, approving and authorizing, among other things, the execution and delivery of this Series Supplement and all other agreements, documents and instruments delivered by or on behalf of the Servicer, is a true and complete copy thereof and that such resolutions have not been amended, modified or otherwise supplemented and are in full force and effect as of the date of such certificate.



                             ARTICLE II
                         ADDITIONAL COVENANTS

         SECTION 2.01. COVENANTS OF THE SERVICER. The Servicer hereby covenants that, until the termination of the Amortization Period:

         (a) The Servicer will furnish to the Program Agent, promptly after delivery to the Trustee, all notices, reports and other information given to the Trustee under the Agreement other than the Daily Reports required thereunder.

         (b) At any time and from time to time during the Servicer's regular business hours and at the Servicer's expense, on reasonable prior notice; the Servicer shall, in response to any reasonable request of the Trustee or the Program Agent, permit the Trustee or the Program Agent, or their agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes, microfiche and disks) in the possession or under the control of the Servicer relating to the Trust Assets, the Receivables and the related Contracts and
(ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Receivables or the Servicer's performance hereunder with any of the Responsible Officers of the Servicer having knowledge thereof; such audits and/or visits may take place annually, or more frequently if so required at the reasonable discretion of the Program Agent, or its agents or representatives (which agents in connection with any audit, shall be Deloitte & Touche, or another Independent Accounting Firm mutually acceptable to the Servicer and the Program Agent); PROVIDED, HOWEVER, that prior to the time of any such required audit or visit by the Program Agent (or its agents or representatives) which is less than eleven months after the most recent such audit or visit, the Program Agent will give written notice to the Servicer of its intention to so require such an audit or visit, and the Servicer shall have a reasonable opportunity, on the same Business Day on which such notice is given, to respond by telephone or in writing to any questions identified by the Program Agent (or its agents or representatives) as giving rise to such intended audit or visit; PROVIDED FURTHER, HOWEVER, that nothing in the foregoing shall in any way limit the right of the Program Agent (or its agents or representatives) to require such an audit or visit, if after receiving the Servicer's response to such questions, the Program Agent (or its agents or representatives) believes that such audit or visit is so required in the exercise of its reasonable discretion. The Servicer agrees that the Program Agent will have the right to require changes in the scope of the Annual Servicing Report furnished by the Independent Public Accountants pursuant to Section 3.07 of the Agreement.

         (c) The Servicer will deliver or cause to be delivered in duplicate, to each Series 1995-1 Certificateholder and the Trustee, for so long as Nine West is the Servicer, copies of each report of Nine West filed with the Securities and Exchange Commission on Forms 10-K and 10-Q within 95 days after end of each fiscal year, in the case of Forms 10-K, and within 50 days after end of each fiscal quarter in the case of Forms 10-Q.


                              ARTICLE III
                             SERVICING FEE

         SECTION 3.01.  SERVICING COMPENSATION.

         The portion of the Servicing Fee allocable to the Series 1995-1 Certificateholders with respect to any Distribution Date (the "SERIES 1995-1 SERVICING FEE") shall be equal to the product of (a) 1.00% per annum and (b) the Invested Amount.


                              ARTICLE IV
            RIGHTS OF SERIES 1995-1 CERTIFICATEHOLDERS AND
               ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 4.01.  ESTABLISHMENT OF SERIES ACCOUNTS.

         (a) The Servicer, for the benefit of the Series 1995-1 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated trust account accessible only by the Trustee (the "SERIES 1995-1 TRUSTEE'S ACCOUNT"), which shall be identified as the "Series 1995-1 Trustee's Account for the Nine West Trade Receivables Master Trust, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1995-1 Certificateholders. The Series 1995-1 Trustee's Account initially shall be established at The Bank of New York.

         (b) The Program Agent, for the benefit of CRC and the Liquidity Providers, shall establish and maintain in its own name, on behalf of CRC and the Liquidity Providers, with an Eligible Institution a segregated account accessible only by the Program Agent (the "PROGRAM AGENT'S ACCOUNT"), which shall be identified as the "Program Agent's Account for the Nine West Trade Receivables Master Trust, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1995-1 Certificateholders. The Program Agent's Account initially shall be established at Citibank, N.A.

         (c) (i) The Servicer, for the benefit of the Series 1995-1 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated trust account accessible only by the Trustee (the "CURE ACCOUNT"), which shall be identified as the "Cure Account for the Nine West Trade Receivables Master Trust, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1995-1 Certificateholders.

         (ii) At the direction of the Servicer (which may be a standing direction), funds on deposit in the Cure Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1995-1 Certificateholders. On each Distribution Date and on each Interest Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Cure Account shall be applied as set forth in SECTION 4.02. Funds on deposit in the Cure Account shall be invested at the written direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the earlier of (x) the next following Interest Payment Date, or (y) the next following Distribution Date. Funds deposited in the Cure Account on a Business Day which immediately precedes an Interest Payment Date or a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         (d) (i) The Servicer, for the benefit of the Series 1995-1 Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, with an Eligible Institution a segregated trust account accessible only by the Trustee (the "ESCROW ACCOUNT"), which shall be identified as the "Escrow Account for the Nine West Trade Receivables Master Trust, Series 1995-1" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1995-1 Certificateholders.

         (ii) At the direction of the Servicer (which may be a standing direction), funds on deposit in the Escrow Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1995-1 Certificateholders. On each Distribution Date and on each Interest Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Escrow Account shall be applied as set forth in SECTION 4.02. Funds on deposit in the Escrow Account shall be invested at the written direction of the Servicer in Eligible Investments that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the earlier of (x) the next following Interest Payment Date, or (y) the next following Distribution Date. Funds deposited in the Escrow Account on a Business Day which immediately precedes an Interest Payment Date or a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

         (e) (i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Series 1995-1 Trustee's Account, the Cure Account and the Escrow Account (collectively, the "SERIES 1995-1 ACCOUNTS") and in all proceeds thereof. The Series 1995-1 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Series 1995-1 Certificateholders. If, at any time, any of the Series 1995-1 Accounts are held by an institution other than an Eligible Institution, the Trustee, if it has actual knowledge that such institution is not an Eligible Institution, (or the Servicer, at the direction of the Trustee and on its behalf) shall within five Business Days establish a new Series 1995-1 Account meeting the conditions specified in paragraph (a),(c) (i) or (d)(i) above, as applicable, and shall transfer any cash and/or any investments to such new Series 1995-1 Account. Neither the Transferor, the Servicer nor any Person or entity claiming by, through or under the Transferor, the Servicer or any such Person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series 1995-1 Account, except as expressly provided herein. Schedule I identifies each Series 1995-1 Accounts and the Program Agent's Account by setting forth the account number of each such account, the account designation of each such account and the name and location of the institution with which such account has been established. If a substitute Series 1995-1 Account or Program Agent's Account is established pursuant to this Section 4.01, the party establishing such substitute Series 1995-1 Account shall promptly provide to the Servicer or the Trustee, as applicable, an amended Schedule I, setting forth the relevant information for such substitute Series 1995-1 Account.

         (ii) Notwithstanding anything herein to the contrary, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Series 1995-1 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

         (f) Unless the Rating Agency Condition is satisfied, at no time may greater than 10% of the funds on deposit in any Series 1995-1 Account be invested in Eligible Investments (other than obligations of the United States government or agencies the obligations of which are guaranteed by the United States government) of any single entity or its Affiliates.

         (g) Any request by the Servicer to invest funds on deposit in any Series 1995-1 Account shall be in writing, or by telephone, confirmed promptly in writing, and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby.

         SECTION 4.02.    SETTLEMENT PROCEDURES.

         (a) REVOLVING PERIOD. On each Deposit Date during each Collection Period during the Revolving Period, unless a Partial Amortization Period or a Cure Period shall have occurred and be continuing, the Servicer shall instruct the Trustee by a Daily Report delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, at such time and in the following order:

         (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Series 1995-1 Floating Allocation Percentage on such day and the Daily Report, either as Series 1995-1 Investor Collections, Collections allocable to another Series or Transferor Collections;

         (ii) out of such Series 1995-1 Investor Collections, allocate to, and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, an amount equal to the Series 1995-1 Discount Amount for such Collection Period to the extent such amount has not been previously so allocated by the Servicer;

         (iii) deposit the remainder of such Series 1995-1 Investor Collections to the Transferor's Account to be invested by the Transferor in Receivables; PROVIDED that if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Series 1995-1 Investor Collections in the Concentration Account to be applied pursuant to Section 4.02(b)(iii); and

         (iv)  deposit to the Transferor's Account the Transferor
     Collections.

         On the Business Day immediately prior to (A) each Interest Payment Date, the Servicer shall direct the Trustee to deposit to the Series 1995-1 Trustee's Account for the account of the Series 1995-1 Certificateholders that portion of the Series 1995-1 Discount Amount allocated and held in trust as described in clause (ii) above equal to the Debt Service Amount due and payable on such Interest Payment Date; (B) each Distribution Date, the Servicer shall direct the Trustee to deposit to the Series 1995-1 Trustee's Account for the account of the Series 1995-1 Certificateholders, the Liquidity Providers, the Trustee and the Servicer, that portion of the Series 1995-1 Discount Amount allocated and held in trust as described in clause (ii) above equal to the sum of (1) the Monthly Trust Expense Amount and (2) the sum of the Purchaser Fees then due and owing; PROVIDED, HOWEVER, that the Servicer shall instruct the Trustee to deposit such Trustee's expenses only to the extent of expenses actually incurred by the Trustee (as certified to the Servicer in writing by the Trustee) during the Collection Period relating to such Distribution Date or remaining unpaid with respect to any prior Collection Period. The Daily Report delivered by the Servicer to the Trustee on the first day of each Collection Period shall set forth the Series 1995-1 Discount Amount for such Collection Period.

         (b) PARTIAL AMORTIZATION/CURE PERIOD. On each Deposit Date during each Collection Period if and so long as a Partial Amortization Period or a Cure Period shall have occurred and be continuing, the Servicer shall instruct the Trustee by a Daily Report delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, at that time and in the following order:

         (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Series 1995-1 Floating Allocation Percentage for such Partial Amortization Period or Cure Period and the Daily Report, either as Series 1995-1 Investor Collections, Collections allocable to another Series or Transferor Collections;

         (ii) out of such Series 1995-1 Investor Collections, allocate to, and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, an amount equal to the Series 1995-1 Discount Amount for such Collection Period to the extent such amount has not been previously so allocated by the Servicer;

         (iii) (A) in the case of a Partial Amortization Period, set aside and hold in the Concentration Account, in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, such Series 1995-1 Investor Collections until the amount so held equals the Series 1995-1 Partial Amortization Amount and (B) in the case of a Cure Period, deposit such Series 1995-1 Investor Collections to the Cure Account in an amount sufficient (together with the amounts on deposit in the Cure Accounts of all outstanding Series) to make the Net Receivables Balance equal or exceed the Required Net Receivables Balance;

         (iv) deposit the remainder of such Series 1995-1 Investor Collections to the Transferor's Account to be invested by the Transferor in Receivables; provided that if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Series 1995-1 Investor Collections in the Concentration Account to be applied pursuant to Section 4.02(b)(iii);

         (v)  deposit to the Transferor's Account the Transferor Collections.

         On the Business Day immediately following the day on which any Partial Amortization Period ends, the Servicer shall deposit to the Series 1995-1 Trustee's Account all amounts set aside as described in clause
(iii)(A) of this Section 4.02(b) PROVIDED, HOWEVER, that if such following Business Day is a Distribution Date, an Interest Payment Date or a date on which the Transferor elects to reduce the Invested Amount pursuant to SECTION 4.02(d), the Servicer shall also deposit to the Series 1995-1 Trustee's Account, from funds held in the Concentration Account as Series 1995-1 Discount Amount pursuant to clause (ii) of SECTION 4.02(a) and clause (ii) of this SECTION 4.02(b), the funds necessary to be distributed on such date as interest, Breakage Costs (if any) or other amounts due and payable from the Series 1995-1 Discount Amount.

         On the Business Day immediately prior to (A) each Interest Payment Date during a Partial Amortization Period or Cure Period, the Servicer shall direct the Trustee to deposit to the Series 1995-1 Trustee's Account for the account of the Series 1995-1 Certificateholders that portion of the Series 1995-1 Discount Amount allocated and held in trust as described in clause (ii) above equal to the Debt Service Amount due and payable on such Interest Payment Date; and (B) each Distribution Date during a Partial Amortization Period or Cure Period, the Servicer shall direct the Trustee to deposit to the Series 1995-1 Trustee's Account for the account of the Series 1995-1 Certificateholders, the Liquidity Providers, the Trustee and the Servicer, that portion of the Series 1995-1 Discount Amount allocated and held in trust as described in clause (ii) above equal to the sum of (1) the Monthly Trust Expense Amount and (2) the sum of the Purchaser Fees then due and owing; PROVIDED, HOWEVER, that the Servicer shall instruct the Trustee to deposit such Trustee's expenses only to the extent of expenses actually incurred by the Trustee (as certified to the Servicer in writing by the Trustee) during the Collection Period relating to such Distribution Date or remaining unpaid with respect to any prior Collection Period.

         All funds held in the Concentration Account during a Partial Amortization Period as all or a portion of the Series 1995-1 Partial Amortization Amount shall remain in the Concentration Account, without reduction, until such funds are distributed to the Series 1995-1 Certificateholders as provided in Section 5.01(d).

         (c) EARLY AMORTIZATION/AMORTIZATION PERIOD. On each Deposit Date during each Collection Period during an Early Amortization Period or the Amortization Period, the Servicer shall instruct the Trustee by a Daily Report delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, at that time and in the following order:

         (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account, based on the Fixed Allocation Percentage for such Early Amortization Period or the Amortization Period and the Daily Report, either as Series 1995-1 Investor Collections, Collections allocable to another Series or as Transferor Collections;

         (ii) set aside and hold in the Concentration Account in trust for the Series 1995-1 Certificateholders, the Trustee and the Servicer, such Series 1995-1 Investor Collections;

         (iii) deposit to the Escrow Account, from the Transferor
     Collections, the Escrow Amount, if any; and

         (iv)     deposit to the Transferor's Account any Transferor
Collections.

         The Trustee shall deposit to the Series 1995-1 Trustee's Account for the account of the Series 1995-1 Certificateholders, the Liquidity Providers, the Trustee and the Servicer (A) all amounts set aside as described in clause
(ii) of this SECTION 4.02(c), (B) all amounts then on deposit in the Cure Account, (C) the amount of funds held in the Concentration Account representing all or a portion of the Series 1995-1 Partial Amortization Amount, and (D) the Escrow Payment, if any, from funds on deposit in the Escrow Account, as follows:

         (x) on the Business Day immediately prior to each Interest Payment Date, in an aggregate amount not to exceed (1) the Debt Service Amount for the related Interest Period, and (2) the Invested Amount; and

         (y) on the Business Day immediately prior to each Distribution Date, in an aggregate amount not to exceed the sum of (1) the sum of the Purchaser Fees payable on such Distribution Date, (2) the Monthly Trust Expense Amount payable on such Distribution Date, and (3) the aggregate of all other amounts then owed to the Holders of the Series 1995-1 Certificates hereunder (other than the amounts described in clause (x) above).

         (d) REDUCTIONS TO INVESTED AMOUNT - REVOLVING PERIOD. On any Business Day during the Revolving Period, unless a Partial Amortization Period or a Cure Period shall have occurred and be continuing, the Transferor may
(i) instruct the Servicer to direct the Trustee (as set forth in the Daily Report) to deposit to the Series 1995-1 Trustee's Account all or a portion of
(A) the Collections otherwise to be deposited into the Transferor's Account pursuant to Sections 4.02(a)(iii) and (iv) and (B) the Series 1995-1 Discount Amount held in the Concentration Account pursuant to Section 4.02(a)(ii), and
(ii) deposit to the Series 1995-1 Trustee's Account its own funds, in each case for distribution on the next Business Day pursuant to Section 5.01(c) to the relevant Series 1995-1 Certificateholders, to repay all or a portion of the Invested Amount and related Debt Service Amount, if any, and Breakage Costs (in the event any such payment takes place on any day other than a related Interest Payment Date) and any other amounts due the 1995-1 Certificateholders under the Transaction Documents.

         (e) REDUCTIONS TO INVESTED AMOUNT - AMORTIZATION PERIOD. On the Business Day prior to any Distribution Date during an Early Amortization Period or the Amortization Period, the Transferor may deposit to the Series 1995-1 Trustee's Account its own funds in an amount sufficient, when added to the amounts deposited to the Series 1995-1 Trustee's Account pursuant to
Section 4.02(c), to reduce the Invested Amount and to pay the Debt Service Amount, if any, any Breakage Costs and any other amounts due the Series 1995-1 Certificateholders under the Transaction Documents. Upon the termination of such Early Amortization Period or the Amortization Period, the Servicer shall instruct the Trustee to, and the Trustee shall, withdraw from the Cure Account all remaining amounts then on deposit therein and deposit such funds to the Series 1995-1 Trustee's Account for use by the Trustee in making the distribution required under Section 5.01(e).

         (f) WITHDRAWAL OF CURE FUNDS. On any Business Day during the Revolving Period, the Transferor may instruct the Trustee by an Officer's Certificate (which may be a standing instruction) delivered to the Trustee by 12:00 noon (New York City time) to, and the Trustee shall, deposit to the Transferor's Account all amounts then on deposit in the Cure Account; PROVIDED that the Transferor shall have delivered to the Trustee at the time of such request an Officer's Certificate (in substantially the form of Exhibit D hereto) stating that, after taking account of the requested withdrawal, the Net Receivables Balance on such day is equal to or greater than the Required Net Receivables Balance and setting forth the calculation supporting such statement.

         (g) DETERMINATION OF RATES. At any time that the Certificate Rate is required to be determined hereunder, for any reason whatsoever, the Servicer shall give the Trustee written notice of such rate at such time, and to the extent that the Servicer shall not have sufficient information in order to calculate such rate at such time, the Servicer shall obtain such additional information from the Program Agent.

         SECTION 4.03. NEW ISSUANCES. In addition to the conditions to the issuance of a new Series of Investor Certificates described in Section 6.08(b) of the Agreement, on or before the Series Issuance Date relating to any new Series, each Rating Agency shall have notified the Series 1995-1 Certificateholders, the Servicer and the Trustee in writing that the issuance of such new Series of Investor Certificates will not in and of itself result in a reduction or withdrawal of the rating of any outstanding commercial paper issued by any Series 1995-1 Certificateholder with respect to which it is a Rating Agency.


                           ARTICLE V
                     DISTRIBUTIONS AND REPORTS TO
                   SERIES 1995-1 CERTIFICATEHOLDERS

         SECTION 5.01.  DISTRIBUTIONS.

         (a) REVOLVING PERIOD. (x) During the Revolving Period, on the Distribution Date with respect to each Collection Period, the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account on such Distribution Date, in the following order of priority, in accordance with the Servicer's Determination Date Certificate:

         (i) to the Trustee as the accrued and unpaid Series Trustee's Fee and expenses of the Trustee, not in excess of the product of (A) $5,000 and (B) the Series Allocation Percentage for Series 1995-1 (PROVIDED, HOWEVER, that (A) the distribution described in this clause (i) shall take place only on the last Distribution Date to occur in each calendar year, and on the earlier to occur of the termination of the Trust or the effectiveness of the resignation or removal of a Trustee in accordance with the provisions of Section 11.07 of the Agreement, and (B) in the case of any Distribution Date other than such last Distribution Date to occur in a calendar year, such amount of accrued and unpaid Series Trustee's Fee and expenses so accrued during such Collection Period shall be set aside by the Trustee in the Series 1995-1 Trustee's Account, and shall not be available for application under any of the following clauses of this SECTION 5.01(a));

         (ii) to the Servicer (if the Servicer is other than Nine West Group Inc.) as the accrued and unpaid Series Servicing Fee and any Service Transfer expenses incurred by a Successor Servicer which have not been paid by the initial Servicer;

         (iii) unless otherwise instructed by the Program Agent, to the Program Agent's Account, for payment of the Purchaser Fees (including, without limitation, Breakage Costs);

         (iv) to the Servicer (if the Servicer is Nine West Group Inc.) as the accrued and unpaid Series Servicing Fee; and

         (v)  after the payment in full of the amounts specified in clauses
     (i) through (iv) above, to the Transferor.

             (y) During the Revolving Period, on each Interest Payment Date with respect to each Collection Period, the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account on such Interest Payment Date, to the Program Agent's Account, to be applied in the following order of priority:

         (i) for distribution to the Series 1995-1 Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, of the Debt Service Amount; and

         (ii)  after the payment in full of the amounts specified in clause
     (i) and (ii) above, to the Transferor;

PROVIDED, HOWEVER, to the extent there are insufficient funds on deposit in the Series 1995-1 Trustee's Account to fully pay the amounts described in this
SECTION 5.01(a), the funds on deposit in the Series 1995-1 Trustee's Account shall be distributed among the amounts described in this SECTION 5.01(a) in the following order of priority: FIRST, to the amounts described in clause
(x)(i); SECOND, to the amounts described in clause (x)(ii); THIRD, to the amounts described in clause (y)(i); FOURTH, to the amounts described in clause
(x)(iii); FIFTH, to the amounts described in clause (x)(iv); and SIXTH, to the Transferor as described in clauses (x)(v) and (y)(ii).

         (b) EARLY AMORTIZATION/AMORTIZATION PERIOD.  (x) On each
Distribution Date during an Early Amortization Period or the Amortization Period, the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account on such Distribution Date, in the following order of priority, in accordance with the Servicer's Determination Date Certificate:

         (i) to the Trustee as the accrued and unpaid Series Trustee's Fee and expenses of the Trustee, not in excess of the product of (A) $5,000 and (B) the Series Allocation Percentage for Series 1995-1 (PROVIDED, HOWEVER, that (A) the distribution described in this clause (i) shall take place only on the last Distribution Date to occur in each calendar year, and on the earlier to occur of the termination of the Trust or the effectiveness of the resignation or removal of a Trustee in accordance with the provisions of Section 11.07 of the Agreement, and (B) in the case of any Distribution Date other than such last Distribution Date to occur in a calendar year, such amount of accrued and unpaid Series Trustee's Fee and expenses so accrued during such Collection Period shall be set aside by the Trustee in the Series 1995-1 Trustee's Account, and shall not be available for application under any of the following clauses of this SECTION 5.01(b));

         (ii) to the Servicer (if the Servicer is other than Nine West Group Inc.) as the accrued and unpaid Series Servicing Fee and, if a default in payment to any Series of Certificateholders shall have occurred, Service Transfer expenses incurred by a Successor Servicer which have not been paid by the initial Servicer;

         (iii) unless otherwise instructed by the Program Agent, to the Program Agent's Account, for payment of the Purchaser Fees (including, without limitation, Breakage Costs);

         (iv) to the Trustee as Trustee's expenses in excess of the product of (A) $5,000 and (B) the Series Allocation Percentage for Series 1995-1;

         (v) to the Servicer (if the Servicer is Nine West Group Inc.) as the accrued and unpaid Series Servicing Fee for such Collection Period; and

         (vi)  after the payment in full of the amounts specified in clauses
     (i) through (v) above, to the Transferor.

             (y) On each Interest Payment Date during an Early Amortization Period or the Amortization Period, the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account on such Interest Payment Date, to the Program Agent's Account, to be applied in the following order of priority:

         (i) for distribution to the Series 1995-1 Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, of the Debt Service Amount and any accrued and unpaid Debt Service Amount;

         (ii) to the Series 1995-1 Certificateholders, ratably in accordance with their respective Undivided Fractional Interests, in reduction of the Invested Amount until the Invested Amount is reduced to zero, and any other amounts due the Certificateholders under the Transaction Documents; and

         (iii) after the payment in full of the amounts specified in clauses
     (i) above, to the Transferor;

PROVIDED, HOWEVER, to the extent there are insufficient funds on deposit in the Series 1995-1 Trustee's Account to fully pay the amounts described in this
SECTION 5.01(b), the funds on deposit in the Series 1995-1 Trustee's Account shall be distributed among the amounts described in this SECTION 5.01(b) in the following order of priority: FIRST, to the amounts described in clause
(x)(i); SECOND, to the amounts described in clause (x)(ii); THIRD, to the amounts described in clause (y)(i); FOURTH, to the amounts described in clause
(x)(iii), but only to the extent of the Program Fee and the Facility Fee; FIFTH, to the amounts described in clause (y)(ii); SIXTH, to the amounts described in clause (x)(iii) other than the Program Fee, and the Facility Fee; SEVENTH, to the amounts described in clause (x)(iv); EIGHTH, to the amounts described in clause (x)(v); and NINTH, to the Transferor as described in clauses (x)(vi) and (y)(iii).

         (c) In accordance with the provisions of Section 4.02(d), the Trustee shall distribute the funds on deposit in the Series 1995-1 Trustee's Account to the Series 1995-1 Certificateholders, in reduction of the Invested Amount and payment of any related Debt Service Amount, if any, any Breakage Costs and all other amounts due the Series 1995-1 Certificateholders under the Transaction Documents.

         (d) In accordance with the provisions of the last paragraph in
SECTION 4.02(b), the Trustee shall distribute the amount of funds representing the Trust Partial Amortization Amount that have been deposited to the Series 1995-1 Trustee's Account to the Series 1995-1 Certificateholders, in reduction of the Invested Amount and payment of the Debt Service Amount, if any, any Breakage Costs and all other amounts due the Series 1995-1 Certificateholders under the Transaction Documents.

         (e) Upon payment in full to all of the Series 1995-1 Certificateholders of the Invested Amount, all accrued and unpaid interest thereon and all other amounts due the Series 1995-1 Certificateholders under the Transaction Documents, payment in full to the Servicer of the Series Servicing Fee, and payment in full to the Trustee of the Series Trustee's Fee, and provided that no amounts are then due and unpaid to the Holders of any other outstanding Series, all amounts remaining on deposit in the Series 1995-1 Trustee's Account shall be distributed by the Trustee to the Holder of the Transferor Certificate, and all amounts, if any, remaining in the Collection Accounts, the Concentration Account, the Cure Account and the Escrow Account shall be distributed by the Trustee to the Holder of the Transferor Certificate; PROVIDED, HOWEVER, that if at any time after the payment that would have otherwise resulted in such payment in full, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return such payment in full shall automatically be deemed, as between the Series 1995-1 Certificateholders and the Transferor, never to have occurred, and the Transferor shall be required, to the extent it received any amounts under this Section 5.01, to remit to the Series 1995-1 Certificateholders an amount equal to the rescinded or returned payment.

         (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to the Series 1995-1 Certificateholders hereunder shall be made by wire transfer to the Program Agent's Account, unless otherwise instructed by the Program Agent, at such account as may be designated in writing, received by the Trustee on or prior to the relevant Record Date, by each Series 1995-1 Certificateholder without presentation or surrender of any Certificate or the making of any notation thereon. In the absence of such timely wire transfer instructions, payment will be made by check to the addresses of record of the Series 1995-1 Certificateholders. Any payments due the Series 1995-1 Certificateholders and received to the credit of the Program Agent's Account shall be considered to have been received by the Series 1995-1 Certificateholders for the purposes of the Agreement, this Series Supplement and the Series 1995-1 Certificates.

         SECTION 5.02. ANNUAL CERTIFICATEHOLDERS' STATEMENT. On or before January 31 of each calendar year, beginning with January 31, 1997, the Servicer shall provide to the Trustee and the Trustee shall forward or cause to be forwarded to each Person who at any time during the preceding fiscal year was a Series 1995-1 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the Determination Date Certificates provided to Certificateholders pursuant to
Section 3.05(b) of the Agreement, aggregated for such fiscal year or the applicable portion thereof during which such Person was a Certificateholder, together with other information as is required to be provided under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders to prepare their tax returns (all as determined by the Servicer). The obligation of the Servicer to provide such other information and such other customary information shall be deemed to have been satisfied to the extent that information substantially comparable to such other information and such other customary information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                              ARTICLE VI
                SERIES 1995-1 EARLY AMORTIZATION EVENTS

         SECTION 6.01. SERIES 1995-1 EARLY AMORTIZATION EVENTS. If a Trust Early Amortization Event or any one of the following events shall occur (each, an "EARLY AMORTIZATION EVENT")

         (a) the Default Ratio shall exceed 6.0%; or

         (b) the average of the Dilution Ratios for the six next preceding Collection Periods shall exceed 15.0%; or

         (c) the average of the Loss to Liquidation Ratios for the three next preceding Collection Periods shall exceed 1.0% or

         (d) the senior debt rating of the initial Servicer is rated below
B- or its equivalent by either Standard & Poor's or Moody's, or, if not rated by Standard & Poor's or Moody's, such senior debt is deemed rated below B-based upon the Citibank, N.A. internal debt rating model; or

         (e) The Transferor shall fail to perform any of its obligations under the Certificate Purchase Agreement; or

         (f) Either of the Transferor or the Servicer (provided that the Servicer is the Transferor, Nine West or an Affiliate of either thereof) shall fail to make any payment, transfer or deposit required to be paid, effected or made by it under the Agreement or this Series Supplement (including pursuant to Section 3.04(b) of the Agreement), under any other Supplement or under any agreement, documentation or report delivered in connection herewith or therewith; or

         (g) The Transferor shall fail at any time to maintain net worth (exclusive of its interests in the Trust or similar arrangements) in an amount equal to or exceeding the greater of (i) $5,000,000 and (ii) an amount equal to 5.0% of the excess of (x) the Outstanding Balance of Eligible Receivables at such time over (y) the aggregate amount of the Invested Amount at such time and the Invested Amount at such time of any Series (or Class thereof) in respect of which a Tax Opinion in the form described in clause (d)(ii) of the definition of "Tax Opinion" in the Agreement has been delivered to the Trustee;

then, either the Trustee or the Program Agent (unless otherwise directed by a Majority in Interest of Series 1995-1 Certificateholders) or a Majority in Interest of Series 1995-1 Certificateholders, by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by such Series 1995-1 Certificateholders), may declare (PROVIDED that such Early Amortization Event shall not have been remedied) that an Early Amortization Event has occurred as of the date of such notice, and, in the case of any Early Amortization Event, additional Receivables will not be transferred to the Trust.


                              ARTICLE VII
                       MISCELLANEOUS PROVISIONS

         SECTION 7.01. RATIFICATION OF AGREEMENT. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

         SECTION 7.02. COUNTERPARTS. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 7.03.  GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS.

         (a) GOVERNING LAW. THIS SERIES SUPPLEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         (b) JURISDICTION. Each of the parties hereto hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Series Supplement, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, such federal court and (ii) waives the defense of an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (c) CONSENT TO SERVICE OF PROCESS. Each party to this Series Supplement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Series Supplement will affect the right of any party to this Series Supplement to serve process in any other manner permitted by law.

         SECTION 7.04. APPOINTMENT OF SUCCESSOR SERVICER. Notwithstanding anything to the contrary in Section 10.02 of the Agreement, the Trustee's appointment of a Successor Servicer shall be subject to the consent of a Majority in Interest of the Series 1995-1 Certificateholders.

         SECTION 7.05. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or with respect to the validity or sufficiency of this Series Supplement, or for or with respect to the recitals contained herein, all of which recitals are made solely by the Transferor and the Servicer.

         SECTION 7.06. ASSIGNMENT BY CRC AND THE LIQUIDITY PROVIDERS. (a) Subject to the limitations on transfer contained in the Agreement and this Series Supplement, at any time and from time to time, CRC or any Liquidity Provider may, by notice and delivery to the Program Agent of a fully executed assignment and assumption agreement (in sufficient counterparts for each party hereto), assign to any Person all or any portion of its rights and obligations hereunder; PROVIDED that such Person is an Eligible Assignee. The Program Agent shall, promptly upon its receipt of any such notice and assignment and assumption agreement, notify the Transferor, the Servicer and the Trustee of such assignment. The Transferor and the Servicer agree to execute or obtain such other documentation as may be reasonably requested by CRC or any Liquidity Provider in order to effectuate such assignment. The assignee shall, upon the effectiveness of such assignment and assumption agreement and delivery thereof and of such other requested documentation to the Program Agent, become entitled to the benefits hereof and subject to the obligations of CRC or such Liquidity Provider hereunder, as the case may be.

         (b) Subject to the limitations on transfer contained in the Agreement and this Series Supplement, at any time and from time to time, CRC may assign to any Liquidity Provider, and any Liquidity Provider may assign to any other Liquidity Provider, all or any portion of its Series 1995-1 Certificateholders' Interest or its interest therein; PROVIDED that such assignee shall be an Eligible Assignee; and PROVIDED, FURTHER, that such assignment shall comply with any applicable legal requirements including, without limitation, the Act. Each such assignment shall be upon such terms and conditions as the assignor and the assignee may mutually agree. CRC or the Liquidity Provider making any such assignment shall provide notice to the Trustee, the Transferor and the Servicer thereof.

         (c) No Series 1995-1 Certificateholder may sell, transfer or otherwise dispose of (each, a "SALE") any Series 1995-1 Certificate, or any interest in any Series 1995-1 Certificate, held by it (other than, in the case of CRC, any assignment to the Liquidity Providers pursuant to Section 2.06 of the Certificate Purchase Agreement, PROVIDED, that each such Liquidity Provider shall have previously delivered a Non-Rule 144-A Letter to the Trustee and the Transferor) unless:

         (i) such Sale is to a "qualified institutional buyer" within the meaning of Rule 144A ("RULE 144A") promulgated under the Act that purchases for its own account or for the account of another Person that is a qualified institutional buyer, which Person is aware that the proposed Sale is being made in reliance on Rule 144A and to whom such Sale is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, and, prior to the proposed Sale, such transferring Holder has executed and delivered to the Trustee and the Transferor an investor letter, substantially in the form of EXHIBIT D-1 to the Agreement (a "RULE 144-A LETTER"), or

         (ii) the transferee to whom such Sale is being made is a sophisticated institutional investor that is an "accredited investor" (within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Act) in a transaction not involving any general solicitation or advertising as evidenced by a certificate of the proposed transferor thereof delivered to the Trustee, and to whom such Sale is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, and, prior to the proposed Sale, such transferring Holder has executed and delivered to the Trustee and the Transferor an investor letter, substantially in the form of EXHIBIT D-2 to the Agreement (a "NON-RULE 144-A LETTER"), or

         (iii) such Sale is being made pursuant to an applicable exemption from the registration requirements of the Act and applicable state securities laws and, prior to the proposed Sale such transferring Holder and the proposed transferee each provide the Trustee and the Transferor with an investor letter, substantially in the form of EXHIBIT D-2 to the Agreement and, if requested by the Trustee or the Transferor, an Opinion of Counsel, in each case satisfactory in form and substance to the Trustee and the Transferor, concerning the proposed Sale and the availability of such exemption.

No Holder of a Series 1995-1 Certificate or other Person acting on behalf of a Certificateholder shall use any means of general solicitation or distribution in connection with the Sale of any Series 1995-1 Certificates. Each of the Series 1995-1 Certificates shall bear a legend substantially as set forth in the form of the certificate attached to this Series Supplement.

         (d) Notwithstanding anything in the foregoing to the contrary, each Series 1995-1 Certificateholder, and each Person at any time holding an interest in any Certificate (including, without limitation, each of CRC, the Liquidity Providers and each of their respective assignees) shall be deemed to have represented and warranted to each of the Transferor, the Program Agent and the Trustee, effective as of the first date on which it acquires any Certificate (or any interest therein) that it is a commercial lender which makes loans in the ordinary course of its business and that it shall make or acquire its purchases and/or Increases (or interests therein) under and pursuant to the Certificate Purchase Agreement for its own account in the ordinary course of such business. Each such Person, by acquiring its Certificate (or interest therein) further understands and agrees that by entering into the transactions contemplated by this Series Supplement and the other Transaction Documents, it is entering into a funding commitment under a commercial credit facility and that by making the foregoing representation, it is not characterizing any of the transactions contemplated by this Series Supplement, the Certificate Purchase Agreement or any of the other Transaction Documents as the making of an investment in "securities" as defined in the Securities Act of 1993, as amended.

         SECTION 7.07. NO ASSIGNABILITY BY TRANSFEROR OR SERVICER. Neither the Servicer nor the Transferor may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of CRC and the Program Agent.

         SECTION 7.08. AMENDMENTS AND WAIVERS. No amendments, waivers or other modifications may be made to this Series Supplement without the prior written consent of the Program Agent (which consent of the Program Agent shall in all circumstances be given in accordance with the applicable provisions of the Certificate Purchase Agreement). In addition, no such amendment, waiver or modification shall be made, the effect of which would be to

         (i) change the Debt Service Amount, Dynamic Loss and Dilution
     Reserve Percentage, Loss and Dilution Reserve Percentage, Purchase Limit, Specified Loss and Dilution Reserve Percentage, Concentration Limit, Default Ratio, Dilution Ratio, Loss to Liquidation Ratio, Revolving Period, Series 1995-1 Discount Amount, Series 1995-1 Loss and Dilution Reserve, Series 1995-1 Yield/Fee Reserve or Early Amortization Events, unless and to the extent that the amendment, waiver or modification effecting such change shall be consented to by the Program Agent acting pursuant to the authority granted the Program Agent in the relevant Certificate Purchase Agreement,

         (ii) reduce in any manner the amount of, or delay the timing of, distributions to be made to any Series 1995-1 Certificateholder or deposits of amounts to be so distributed, in each case without the prior written consent of such Series 1995-1 Certificateholder, or

         (iii) adversely affect in any other material respect the interests of any Series 1995-1 Certificateholder, in each case unless the Rating Agency Condition is satisfied and a Majority in Interest of the Series 1995-1 Certificateholders has consented in writing.

         SECTION 7.09. INDEMNIFICATION OF THE TRUSTEE, THE TRUST AND THE INVESTOR CERTIFICATEHOLDERS. Without limiting any other rights which the Trustee, the Trust, the Program Agent, any Series 1995-1 Certificateholder or any Liquidity Provider (each, an "INDEMNIFIED PARTY") may have under the Agreement, under this Series Supplement, under the Certificate Purchase Agreement or under applicable law, the Transferor hereby agrees to indemnify each Indemnified Party from and against any and all damages, losses, liabilities and related costs and expenses actually incurred (excluding consequential damages and lost profits), including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or resulting from the Agreement, this Series Supplement, the Certificate Purchase Agreement, the activities of the Trust or the Trustee in connection therewith, the Transferor's use of proceeds of transfers of Receivables or reinvestments of Collections, the interest conveyed under the Agreement in Trust Assets, or in respect of any Receivable or the Receivables Purchase Agreement (excluding however (a) Indemnified Amounts to the extent resulting from willful misconduct, bad faith, gross negligence, the reckless disregard by such Indemnified Party of any of his, her or its obligations and duties or breach of fiduciary duty on the part of such Indemnified Party (if any), (b) losses in respect of Receivables to the extent reimbursement therefor would constitute credit recourse to the Transferor for nonpayment of any Receivable by any Originator, (c) any income or franchise taxes or similar taxes (or any interest or penalties with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Series Supplement or the interest conveyed hereunder in Trust Assets or in respect of any Receivable or the Receivables Purchase Agreement), to the extent caused by:

         (i) reliance on any representation, warranty or covenant made or statement made or deemed made by the Transferor (or any of its Responsible Officers) under or in connection with the Agreement, this Series Supplement, the Certificate Purchase Agreement or the Receivables Purchase Agreement which shall have been incorrect in any material respect when made or deemed made or which the Transferor shall have failed to perform;

         (ii) the failure by the Transferor or any of the Originators to comply with the Agreement, this Series Supplement, the Certificate Purchase Agreement or the Receivables Purchase Agreement or any applicable Requirement of Law with respect to any Receivable or the related Contract or the Receivables Purchase Agreement, or the failure of any Receivable or the related Contract to conform to the Receivables Purchase Agreement or any Requirement of Law;

         (iii) the failure to vest in the Transferor a first priority perfected ownership interest in and to the Receivables, or the failure to vest in the Investor Certificateholders either an undivided fractional beneficial ownership interest, to the extent of their respective Undivided Fractional Interests, or a first priority perfected security interest, in and to the Receivables and the other Trust Assets, in each case free and clear of any Lien (other than any Lien in favor of the Transferor pursuant to the Receivables Purchase Agreement or in favor of the Trustee pursuant to this Series Supplement);

         (iv) the failure to have filed, or any delay in filing, any financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws that are necessary for perfection or priority of the ownership and/or security interests (as the case may be) created by the Receivables Purchase Agreement and/or the Agreement;

         (v) any commingling of Collections with other funds of the Transferor or any Affiliate;

         (vi) any investigation, litigation or proceeding related to the Agreement, this Series Supplement, the Certificate Purchase Agreement or the Receivables Purchase Agreement or the Trust or the use of proceeds or reinvestments of proceeds by the Transferor or Nine West of Transfers of Receivables or the ownership of or security interest in Trust Assets or in respect of any Receivable or Contract;

         (vii) any claim brought by any Person other than an Indemnified Party arising from any activity by the Transferor or any Affiliate of the Transferor in servicing, administering or collecting any Receivable;

         (viii) any failure by the Transferor or any Originator (as the case may be) to perform its duties or obligations in accordance with the provisions of the Agreement, this Series Supplement, the Certificate Purchase Agreement or the Receivables Purchase Agreement (as appropriate); or

         (ix) any tax (other than any income or franchise tax, or any interest or penalties with respect thereto) imposed by reason of ownership of the Receivables or other Trust Assets by the Trustee; or

         (x) any Receivable which is not an Eligible Receivable at the time of its Transfer to the Trust under the Agreement.

         Any Indemnified Amounts due hereunder shall be payable within five business days following submission of a claim by the Indemnified Party accompanied by information and documentation reasonably supporting such claim.

         Indemnification pursuant to this SECTION 7.09 shall be payable from assets of the Transferor. The agreement contained in this SECTION 7.09 shall survive the collection of all Receivables, the termination of the Trust and the payment of all amounts otherwise payable hereunder.

         All rights of indemnification under this SECTION 7.09 are in addition to, and not by way of substitution for, the obligations and liabilities of the Transferor and/or the Servicer in favor of the Indemnified Parties under the Agreement and under this Series Supplement.

         SECTION 7.10. SERVICER INDEMNIFICATION. The Servicer hereby agrees to indemnify each Indemnified Party from and against Indemnified Amounts awarded against or incurred by any of them arising out of or resulting from the Agreement, this Series Supplement, the activities of the Trust or the Trustee in connection therewith, the Transferor's use of proceeds of Transfers of Receivables or reinvestments of Collections, the interest conveyed under the Agreement in Trust Assets, or in respect of any Receivable or the Receivables Purchase Agreement (excluding however (a) Indemnified Amounts resulting from negligence or willful misconduct on the part of such Indemnified Party to which such Indemnified Amount would otherwise be due, (b) losses in respect of Receivables to the extent reimbursement therefor would constitute credit recourse to the Transferor for nonpayment of any Receivable by any Originator and (c) any income or franchise taxes or similar taxes (or any interest or penalties with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Series Supplement or the interest conveyed hereunder in Trust Assets or in respect of any Receivable or the Receivables Purchase Agreement, in each case to the extent caused by:

         (i) reliance on any representation, warranty or covenant made by the Servicer (or any of its Responsible Officers) under or in connection with the Agreement or this Series Supplement which shall have been incorrect in any material respect when made or which the Servicer shall have failed to perform;

         (ii) the failure by the Servicer to comply with any applicable Requirement of Law with respect to any Receivable or the related Contract;

         (iii) any commingling of Collections with other funds of the Servicer or any Affiliate;

         (iv) any claim brought by any Person other than an Indemnified Party arising from any activity by the Servicer or any Affiliate of the Servicer in servicing, administering or collecting any Receivable; or

         (v) any failure by the Servicer to perform its duties or obligations in accordance with the provisions of the Agreement or this Series Supplement.

         Indemnification pursuant to this SECTION 7.10 shall only be payable from the assets of the Servicer. The agreement contained in this SECTION 7.10 shall survive the collection of all Receivables, the termination of the Trust and the payment of all amounts otherwise due under the Agreement and this Series Supplement.

         Any Indemnified Amounts due hereunder shall be payable following submission of a claim by the Indemnified Party accompanied by information and documentation reasonably supporting such claim.

         All rights of indemnification under this SECTION 7.10 are in addition to, and not by way of substitution for, the obligations and liabilities of the Transferor and/or the Servicer in favor of the Indemnified Parties under the Agreement and under this Series Supplement (including, without limitation, under Section 8.04 of the Agreement).

         SECTION 7.11.  ADDITIONAL REPORTING REQUIREMENTS.

         (a) On each Business Day, the Trustee shall provide by telecopy to each of the Series 1995-1 Certificateholders and the Program Agent, a copy of the Daily Report received from the Servicer.

         (b) The Trustee shall deliver to each of the Series 1995-1 Certificateholders and the Program Agent, promptly upon its receipt thereof, a copy of (i) the Annual Certificate of Servicer (described at Section 3.06 of the Agreement) and (ii) the Annual Servicing Report of Independent Public Accountants (described at Section 3.06 of the Agreement).

         SECTION 7.12. EFFECT ON ORIGINAL SERIES 1995-1 SUPPLEMENT. Each of the parties hereto ratifies the Purchase, Invested Amount, Increases, payments, representations, warranties, covenants and indemnities made by, to, in favor of, or otherwise on behalf of, such party under the Original Series 1995-1 Supplement and agrees that such agreement is, as of the date hereof and until the Effective Restatement Date has occurred, in full force and effect. From and after the Effective Restatement Date, (i) the terms and provisions of this Series Supplement shall amend and supersede the terms and provisions of the Original Series 1995-1 Supplement in their entirety and the continuing rights, remedies and obligations of the parties with respect to any such Purchase, Invested Amount, Increases, payments, representations, warranties, covenants and indemnities under the Original Series 1995-1 Supplement shall be governed by the terms and provisions of this Series Supplement to the same extent as if such Purchase, Invested Amount, Increases, payments, representations, warranties, covenants and indemnities had been made under this Series Supplement, (ii) all references in any of the other Transaction Documents to the Original Series 1995-1 Supplement shall mean and be a reference to the Original Series 1995-1 Supplement as the same is amended and restated hereby, and (iii) each reference to the "Purchase", "Invested Amount", "Increase" and "Class A Certificates" in the Original Series 1995-1 Supplement, or in any other Transaction Document, shall mean and be a reference to the Purchase, Invested Amount, Increase and Series 1995-1 Certificates hereunder (as the case may be). It is expressly understood and agreed that the execution and delivery of this Series Supplement is not intended to be, and shall not be construed as, a novation of the Original Series 1995-1 Supplement, any of the other Transaction Documents, or any of the transactions evidenced thereby.


         IN WITNESS WHEREOF, the parties hereto have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              NINE WEST FUNDING CORPORATION
                               Transferor


                              By: /s/Robert C. Galvin
                                 --------------------------
                                 Name: Robert C. Galvin
                                 Title: Executive Vice President
                                        Chief Financial Officer
                                        & Treasurer


                              NINE WEST GROUP INC.,
                               Servicer


                              By: /s/Robert C. Galvin
                                 -------------------------
                                 Name: Robert C. Galvin
                                 Title: Executive Vice President
                                        Chief Financial Officer
                                        & Treasurer


                              THE BANK OF NEW YORK
                               not in its individual capacity,
                               but solely as Trustee of the
                               Trust


                              By: /s/Cheryl L. Laser
                                 ----------------------------
                                 Name: Cheryl L. Laser
                                 Title: Assistant Vice President